CERTIFICATIONS PURSUANT TO 18 U.S.C.

SECTION 1350, AS ADOPTED

PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002

In connection with the GRIC Communications, Inc. Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2003, I, Bharat Davé, Acting Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge based on a review of the Report: (1) the Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company for the period covered by the Report.

Date: May 14, 2003	By:	/s/ BHARAT DAVÉ
Bharat Davé
Acting Chief Executive Officer, President & Chief Operating Officer

A signed original of this written statement required by Section 906 has been provided to GRIC and will be retained by GRIC and furnished to the Securities and Exchange Commission or its staff upon request.

In connection with the GRIC Communications, Inc. Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2003, I, Kim Silverman, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge based on a review of the Report: (1) the Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company for the period covered by the Report.

Date: May 14, 2003	By:	/s/ Kim S. Silverman
Kim S. Silverman
Vice President & Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to GRIC and will be retained by GRIC and furnished to the Securities and Exchange Commission or its staff upon request.